Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
July, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.34%
     July, 1997   5.36%
     June, 1997   5.62%
     May, 1997   5.04%



Cash Yield                                              18.54%


Investor Charge Offs                                     5.08%


Base Rate                                                8.09%


Over 35 Day Delinquency                                  4.90%


Seller's Interest                                       15.28%


Total Payment Rate                                      10.97%


Total Principal Balance                                $6,029,451,916.58


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $921,118,583.29